Supplement dated August 28, 2006 to prospectus dated May 1, 2006 for
Pacific Select Exec II-NY, Pacific Select Exec III-NY and Pacific Select Performer 500-NY
flexible premium variable life insurance policies, and
Pacific Select Estate Preserver-NY last survivor flexible premium variable life insurance policies
(each a “policy”) issued by Pacific Life & Annuity Company
The following is added to Variable life insurance and your taxes:
Section 101(j) of the Internal Revenue Code generally provides that death benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the policy’s death benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met. Please consult your tax adviser for these and other special rules for employer-involved policies.
Form # 85-27437-00